Fees Summary	Mar. 23, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 42,298,354.02
Previously Paid Amount	0.00
Total Fee Amount	5,841.40
Total Offset Amount	0.00
Net Fee	$ 5,841.40